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                                                                EXHIBIT 23.1










The Board of Directors
Wintrust Financial Corporation

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus as amended.

                                           KPMG PEAT MARWICK LLP


Chicago, Illinois
January 21, 1997